UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006 (January 30, 2006)

PERICOM SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-27026	77-0254621
(Commission File Number)	(I.R.S. employer identification No.)

3545 North First Street
San Jose, California 95134
(Address of Principal Executive Office, Including Zip Code)

(408) 435-0800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On January 30, 2005, Alex C. Hui, President and Chief Executive Officer was appointed the duties of  acting Chief Financial Officer effective February 1, 2006 until on or about March 1, 2006 when Angela Chen  the Company’s newly appointed Chief Financial Officers is to assume the duties of acting Chief Financial Officer. Biographical and other information concerning Mr. Hui is set in Pericom’s Proxy Statement for its 2005 annual meeting, which was filed with the SEC on October 25, 2005 and which is incorporated herein by reference. Mr Hui will not receive any increased compensation for performing the duties of acting Chief Financial Officer.

          The press release issued by Pericom Semiconductor Corporation is attached as exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release of Pericom Semiconductor Corporation, dated January 31, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION
(Registrant)

Date: February 1, 2005	By:

Alex Hui
President and CEO